Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  |    |

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(as permitted by Rule 14a-6(e)(2))

Scrap China Corporation
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
June 20, 2008

To the Shareholders:

The Annual Meeting (“Meeting”) of shareholders of SCRAP CHINA CORPORATION (“Company”) will be held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada on Friday June 20, 2008, commencing at 10:00 o’clock a.m., EST for the following purposes:

1.	To elect three directors of the Company.

2.	To ratify the appointment of the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on May 16, 2008, as the record date for the determination of shareholders entitled to notice of the Meeting.  All shareholders of record at close of business on that date will be entitled to vote at the Meeting.  The transfer books will not be closed. A listing of those entitled to vote will be available for inspection ten days prior to the meeting at the offices of the Company at the above address.

Shareholders who do not plan to attend the Meeting are urged to read the enclosed proxy statement and to fill in, date, and sign the enclosed proxy and return it to the Company in the enclosed envelope.

By Order of the Board of Directors

Paul Roszel, Chairman

Guelph, Ontario, Canada
March 31, 2008

THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF PRESENT SHAREHOLDERS OF THE COMPANY.  NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN.  THIS PROXY STATEMENT AND ANY ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL ANY SECURITY.

SCRAP CHINA CORPORATION
175 East 400 South, Suite 900
Salt Lake City, Utah 84111
Tel:  (801) 531-0404
Fax:  (801) 531-0707

PROXY STATEMENT AND SOLICITATION

This Statement is furnished in connection with the solicitation by the Board of Directors of Scrap China Corporation, a Utah corporation (“Company”), of proxies to be voted at the Company’s annual meeting of shareholders (“Meeting”) to be held on June 20, 2008.  This proxy statement and form of proxy will be sent to shareholders on approximately May 29, 2008.

If the enclosed proxy is properly executed and returned, the shares represented by the proxy will be voted at the Meeting.  Each proxy will be voted as instructed and, if no instruction is given, will be voted “FOR” the election of the named directors, and “FOR” ratification of the appointment of the independent auditors of the Company.  The named proxies may vote at their discretion upon such other matters as may properly come before the Meeting.  A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice to the Company, by executing a later dated proxy, or by voting in person at the meeting.

If a shareholder is the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with the beneficial owner’s instructions.  If the owner does not give instructions to the broker, the broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items and those shares will be treated as “broker non-votes”.  The election of directors is a “discretionary” item.

PERSONS MAKING THE SOLICITATION

The proxy is solicited on behalf of the Board of Directors of the Company.  The cost of soliciting proxies will be borne by the Company.  The Company estimates that the total cost of this solicitation will aggregate $2500.  The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Statement to those persons for whom they hold such shares and request authority for the execution of proxies.  The Company will reimburse for reasonable costs incurred by them in so doing.  Directors, officers, and employees of the Company may solicit proxies in person or by mail, telephone or electronic means, but will receive no extra compensation for doing so.

SHAREHOLDERS ENTITLED TO VOTE

All holders of common shares of the Company are entitled to one vote for each share held.  As of the record date, there were 7,710,843 common shares outstanding.  There are no other voting securities outstanding.  A majority of the common shares constitutes a quorum at any shareholders’ meeting. Nominee non-votes and abstentions will be counted for purposes of determining a quorum but will not be counted as votes cast. Shareholders are not entitled to cumulate their shares for voting purposes. The transfer books of the Company will not be closed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of March 31, 2008, the share ownership of each person known by the Company to be the beneficial owner of 5% or more of the Company's shares.

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class

Common	Inter-Continental Recycling, Inc. (Note 1) 7 Darren Place Guelph, Ontario Canada	3,858,785	50.04%

Common	Paul Roszel (Note 2)	266,812	3.46%
	7 Darren Place
	Guelph, Ontario Canada

Common	Richard R. Ivanovick	410,562	5.32%
	23 Cottontail Place
	Cambridge, Ontario Canada

Common	Keith A. Deck	81,200	1.05%
	46 Sherwood Dr.
	Guelph, Ontario Canada

Note (1) Inter-Continental Recycling Inc. is owned and beneficially held by Mr. Paul Roszel, a director of the Company, and his immediate family.
Note (2) Mr. Roszel owns and beneficially holds 266,812 shares. In addition, he may be deemed to be a beneficial owner of the 3,858,785 common shares held by Inter-Continental Recycling, Inc.

DIRECTORS AND EXECUTIVE OFFICERS

The following persons are the current directors and executive officers of the Company:

Name	Age	Position	Term of Office
Paul Roszel	51	Chairman of the Board, President, Director	Inception to Present

Richard R. Ivanovick C.A.	67	Chief Financial Officer, Director	Inception to Present

Keith A. Deck	71	Director	Inception to Present

For the past five years Mr. Roszel has been responsible for the ongoing development and promotion of the former parent company, RecycleNet Corporation. Mr. Roszel is the founding director, Chairman of the Board and President, of RecycleNet Corporation. Mr. Roszel has over 25 years of hands on experience in the recycling industry. He has been actively involved in the development and implementation of collection, processing, transportation and sales/marketing programs for secondary commodities.

Over the past five years Mr. Ivanovick, as Chief Financial Officer and a Director of RecycleNet Corporation (the former parent company), a position he has held since 1999, has been directly responsible for the preparation of financial reporting, documents and compliance under the Sarbanes Oxley Act of 2002 and the Securities Exchange Act of 1934. Mr. Ivanovick, is a registered Chartered Accountant. He has also been President of Marsh Tire Service Ltd. since 1977, a company involved in automobile service, sales and leasing in the Guelph, Ontario Canada area.

For the past five years Keith A. Deck, has been a Director of RecycleNet Corporation (the former parent company). Mr. Deck is a retired executive with experience in the Automotive and Electrical Manufacturing areas of business. From 1989 to 1999 Mr. Deck was the General Manager of the Rocktell and Autocom plant operations of Linamar Corporation in Guelph, Ontario Canada. Limamar Corporation is a publicly traded company on the Toronto Stock Exchange in Canada.

There are no arrangements or understandings between any of the foregoing and any other person pursuant to which the foregoing were selected to be nominees as directors of the Company.  There are no significant employees who are not also directors or executive officers except as described above. There are no material legal proceedings pending against the Company or any of its officers or directors or involving any adverse interest by any officer or director against the Company.

Meetings of the Board

During the last fiscal year the Company’s Board of Directors held two meetings and took unanimous action through two sets of minutes. All directors attended all meetings.

Committees

The Company does not have standing audit, nominating, compensation or other committees of its Board of Directors.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) requires the Company’s officers, directors and persons who own more than 10% of the Company’s registered equity securities to file with the Securities & Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of shares of the Company.  The persons filing are required by SEC regulation to furnish the Company with copies of all forms filed.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, currently, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% shareholders have been met and complied with.

CERTAIN RELATIONSHIPS & RELATED TRANSACTIONS

All Directors of Scrap China Corporation are Directors in the former parent company, RecycleNet Corporation. RecycleNet Corporation trades publicly as OTC: GARM and is a "Reporting Company" under the Securities Exchange Act of 1934 and files annual, quarterly and periodic reports with the Securities and Exchange Commission, such as Forms 10-KSB, 10-QSB, and 8-K. The reports are available at the Commission's Public Reference Room at 100 F Street, NW, Washington, DC 20549, telephone 1-800-SEC-0330 and may be retrieved electronically via the Internet at www.sec.gov.

The Company has an agreement with RecycleNet Corporation to provide various services for the Company.

All management and staff are retained on an unwritten contract basis under a related party transaction with RecycleNet Corporation. Because of the affiliation between RecycleNet Corporation and the Company, the agreement between them has no definite duration and will continue as necessary for the conduct of business by the Company. RecycleNet Corporation will assign and provide employees to the Company as long as the Company requires them and can pay the associated costs. RecycleNet Corporation provides services to and for the Company by employees of RecycleNet Corporation. There is no mark-up or other charge incurred by the Company from RecycleNet Corporation and the Company pays the same amount for services for the RecycleNet Corporation employees as does RecycleNet Corporation. The management/staff charges for the years ended June 30, 2007 and 2006 were $0 and $35,245 respectively.

As at June 30, 2007 and 2006, the Company owed $129,743 and $87,116 respectively to RecycleNet Corporation. During the year ended June 30, 2007 and 2006, RecycleNet Corporation paid certain expenses for travel, management and legal and accounting expenses on behalf of Scrap China Corporation.  The Company anticipates that additional funds, if required, would be provided by RecycleNet Corporation, however, there is no assurance that future advances will be made.  These advances are due on demand and bear no interest.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows compensation earned during the period from June 15, 2005 (date of inception) through June 30, 2007 by the Officers and Directors of the Company.   No other miscellaneous compensation was paid or stock options granted during this period.

Summary Compensation Table

Name & Principal Positions	Fiscal Year	Salary
Paul Roszel, President & Chairman	2005	$0
	2006	$0
	2007	$0

Richard R. Ivanovick, CFO	2005	$0
	2006	$0
	2007	$0

Keith A. Deck, Director	2005	$0
	2006	$0
	2007	$0

Audit Fees

Hansen, Barnett & Maxwell. P.C. served as the Company’s Independent Registered Public Accounting Firm for the years ended June 30, 2007 and 2006. Principal accounting fees for professional services rendered for the Company by Hansen, Barnett & Maxwell P.C. for the years ended June 30, 2007 and 2006 are summarized as follows:

	2006	2005
Audit	$12,750	$11,000
Audit related	-	-
Tax	126	-
All other	-	-

Total	$12,876	$11,000

Audit Fees. Audit fees were for professional services rendered in connection with the Company’s annual financial statement audits and quarterly reviews of financial statements and review of and preparation of consents for registration statements for filing with the Securities and Exchange Commission.

Tax Fees. Tax fees related to services for tax compliance and consulting.

Audit Committee. The Company is a development stage enterprise and currently does not have an audit committee or an independent audit committee financial expert.

Financial Information Systems Design and Implementation Fees. There were no fees billed for Financial Information Systems Design and Implementation Fees.

All Other Fees.  There were no other fees.

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

The three persons named above in “Directors and Executive Officers” and who are designated as directors of the Company, Paul Roszel, Richard R. Ivanovick and Keith A. Deck, are standing for election as directors of the Company for the coming year or until their successors are qualified and elected.  The Company expects all of the nominees will be able to serve as directors.  If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.  The Board of Directors recommends a vote “FOR” the above nominees.

PROPOSAL NUMBER 2
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed HANSEN, BARNETT & MAXWELL, P.C. certified public accountants, Salt Lake City, Utah, to be the independent public accountants for the Company during the coming year and until the next annual shareholders meeting of the Company.  Hansen, Barnett & Maxwell, P.C. has served as the Company’s public accountants since inception and the Board is requesting that the shareholders ratify that appointment.  The Board of Directors recommends a vote “FOR” the ratification of the public accountants.

SHAREHOLDER PROPOSALS

Shareholders of the Company may present proposals to the Company for inclusion in the Company’s proxy statement prepared in connection with its next regular annual meeting of shareholders.  Proposals to be included in the materials for the 2008 annual meeting must be received by the Company no later than August 31, 2008, in order to be considered for inclusion.  The Board will review any proposal that is received by that date and determine if it is a proper proposal to present to the 2008 annual meeting of shareholders.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is unaware of any other matters for action at the meeting other than as set forth herein.  If any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

ANNUAL REPORT

Accompanying this Proxy Statement is a copy of the Company’s financial information contained in it’s Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission in Washington, DC. The Company hereby incorporates by this reference all other filings made by the Company under Section 13 of the Securities Exchange Act of 1934 in this Proxy Statement for purposes of disclosure of information required herein by the Proxy Rules, as applicable, of the Commission under Section 14 of that Act and the rules thereunder.  The Company hereby undertakes to deliver, upon written or oral request, a copy of the Proxy Statement and the Annual Report on Form 10-KSB to any person who so requests. Direct requests to the Company at it’s address set forth above or request via email at info@scrapchina.com.

By Order of the Board of Directors

March 31, 2008	Paul Roszel, Chairman

HANSEN, BARNETT & MAXWELL, P.C.
A Professional Corporation	Registered with the Public Company
CERTIFIED PUBLIC ACCOUNTANTS	Accounting Oversight Board
AND
BUSINESS CONSULTANTS
5 Triad Center, Suite 750 Salt Lake City, UT 84180-1128
Phone: (801) 532-2200
Fax: (801) 532-7944
www.hbmcpas.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder
Scrap China Corporation

We have audited the balance sheets of Scrap China Corporation (a development stage enterprise) as of June 30, 2007 and 2006 and the related statements of operations, stockholders’ deficit and cash flows for the years ended June 30, 2007 and 2006 and for the period from June 15, 2005 (date of inception) through June 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Scrap China Corporation as of June 30, 2007 and 2006 and the results of its operations and its cash flows for the years ended June 30, 2007 and 2006 and for the period from June 15, 2005 (date of inception) through June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s lack of operating history raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HANSEN, BARNETT & MAXWELL, P.C.

Salt Lake City, Utah
August 28, 2007

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
BALANCE SHEETS

June 30,	2007	2006
ASSETS
Current Assets
Cash	$399	$450
Prepaid expenses	-	0

Total Assets	$399	$450

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accrued liabilities	$5,750	$5,000
Payable to related party	129,743	87,116

Total Current Liabilities	135,493	92,116

Stockholders' Equity (Deficit)
Common shares - 250,000,000 shares authorized; 7,710,843 and 10,000,000 shares issued and outstanding, respectively	7,711	7,711
Additional paid-in capital	2,289	2,289
Deficit accumulated during development stage	(145,094)	(101,666)
Total Stockholders' Equity (Deficit)	(135,094)	(91,666)
Total Liabilities and Stockholders' Equity (Deficit)	$399	$450

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS

			For the period
			June 15, 2005
	For the year	For the year	(date of inception)
	Ended June 30,	Ended June 30,	through June 30,
	2007	2006	2007
Sales	$-	$-	$-

Operating Expenses
Selling, general and administrative expenses	43,428	92,334	145,094

Total Operating Expenses	43,428	92,334	145,094
Net Loss	$(43,428)	$(92,334)	$(145,094)

Basic and Diluted Net Loss per Share	$(0.01)	$(0.01)

Weighted-Average Common Shares Outstanding	7,710,843	9,153,325

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Common Shares		Additional Paid-in	Accumulated	Total Stockholders' Equity
	Shares	Amount	Capital	Deficit	(Deficit)
Is Issuance of Common Shares to RecycleNet Corporation - June 15, 2005; $0.001 per share	10,000,000	$10,000	$-	$-	$10,000

Net loss for the period ended June 30, 2005	-	-	-	(9,332)	(9,332)

Balance - June 30, 2005	10,000,000	10,000	-	(9,332)	668

Return of Shares from Spin-off of Corporation - February 15, 2006; no cost	(2,289,157)	(2,289)	2,289	-	-

Net loss for the year ended June 30, 2006	-	-	-	(92,334)	(92,334)

Balance - June 30, 2006	7,710,843	$7,711	$2,289	$(101,666)	$(91,666)

Net loss for the year ended June 30, 2007				(43,428)	(43,428)

Balance - June 30, 2006	7,710,843	$7,711	$2,289	$(145,094)	$(135,094)

The accompanying notes are an integral part of these financial statements.

 SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS
	For the year	For the year	For the period June 15, 2005 (date of inception)
	ended June 30,	ended June 30,	through June 30,
	2007	2006	2007
Cash Flows from Operating Activities:
Net loss	$(43,428)	$(92,334)	$(145,094)
Changes in assets and liabilities:
Prepaid expenses	0	4,000	-
Accrued liabilities	750	1,500	5,750
Payable to related party	42,627	87,116	129,743
Net Cash Provided by (Used in) Operating Activities	$(51)	$282	$(9,601)

Cash Flows from Investing Activities:	-	-	-

Cash Flows from Financing Activities:
Proceeds from sale of common stock	-		10,000
Net Cash Provided by Financing Activities	-		10,000

Net Change in Cash	(51)	282	399

Cash at Beginning of Period	450	168	-

Cash at End of Period	$399	$450	$399

The accompanying notes are an integral part of these financial statements.

SCRAP CHINA CORPORATION
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business

Organization and Nature of Operations — On June 15, 2005, Scrap China Corporation (“the Company”) was organized under the laws of the State of Utah.  The Company is considered a development stage enterprise and is in the process of raising capital to fund operations.  As such, the Company has, since inception, spent most of its efforts in developing its business plan and in raising capital to fund its operations. The Company has relied upon cash flows from equity issuances and advances from RecycleNet Corporation to sustain operations.

The Company plans to specialize in importing scrap materials into China.  These materials include, but are not limited to, scrap metal, waste paper, scrap plastic, scrap glass, etc.  The Company’s main focus will be on freight consolidation resulting in better economics in the transactions.

On November 30, 2005 RecycleNet Corporation, of which Scrap China Corporation was a wholly-owned subsidiary, announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation common shareholders.  On January 20, 2006, the common shareholders of record of RecycleNet Corporation received one share of Scrap China Corporation for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 2,289,157 shares, was returned to the Scrap China Corporation treasury at no cost from RecycleNet Corporation.  From the date of the spin-off, Scrap China Corporation now functions as its own fully reporting entity.

The Company is continuing to mature its business plan and is proceeding to raise capital in order to execute the proof of concept phase for the company’s operations.

Note 2 – Summary of Significant Accounting Policies

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments — The carrying amounts reported in the accompanying financial statements for current assets and current liabilities approximate fair values because of the immediate or short-term maturities of these financial instruments.

Business Condition — The Company is a new company with minimal operating history.  It has not yet been able to develop and execute its business plan.  This situation raises substantial doubt about its ability to continue as a going concern. The Company plans to fund its operations by issuing equity securities or loans from related parties. Success in these efforts is not assured.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Income Taxes — The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax basis of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the asset or liabilities are recovered or settled.  Deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse.  Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided as necessary.

Net Loss Per Share — Basic and diluted loss per common share is computed on the basis of the weighted-average number of common shares outstanding during the period.  There were no potentially-issuable common stock equivalents outstanding at June 30, 2007 or 2006.

Note 3 – Stockholders’ Equity

The Company is authorized to issue 250,000,000 common shares with a par value of $0.001 per share. The board of directors is authorized to designate one or more series within the class of common shares and to designate relative preferences, limitations and rights.

In June 2005, the Company issued 10,000,000 shares of common stock to RecycleNet Corporation for cash proceeds of $10,000 or $0.001 per share, making the Company a wholly owned subsidiary of RecycleNet Corporation.

On November 30, 2005 RecycleNet Corporation announced the spin-off of Scrap China Corporation effective January 20, 2006.  The spin-off was in the form of a pro-rata share dividend to RecycleNet Corporation shareholders.  On January 20, 2006, the shareholders of record of RecycleNet Corporation received one share of Scrap China Corporation for every ten shares of RecycleNet Corporation.   The remaining undistributed share balance of 2,289,157 shares, was returned to the Scrap China Corporation treasury at no cost from RecycleNet Corporation.

Note 4 – Related Party Transactions

As of June 30, 2007 and 2006, the Company had a $129,743 and $87,116 payable to a related party, respectively.  During the years ended June 30, 2007 and 2006, RecycleNet Corporation paid certain expenses for travel, management and legal and accounting expenses on behalf of Scrap China Corporation. The Company anticipates that additional funds, if required, would be provided by RecycleNet Corporation; however, there is no assurance that future advances will be made.  Terms for repayment have not been established and the advances are due on demand and bear no interest.

Note 5 – Income Taxes

The components of the net deferred tax asset as of June 30, 2007 and 2006, are as follows:

As of June 30	2007	2006
Operating loss carryforwards	$54,120	37,921
Total Deferred Tax Assets	54,120	37,921
Valuation allowance	(54,120)	(37,921)
Net Deferred Tax Asset	$0	0

As of June 30, 2007, the Company had net operating loss carryforwards of $101,666 that begin to expire in 2025. The following is a reconciliation of the amount of benefit that would result from applying the federal statutory rate to pretax loss with the provision for income taxes for the fiscal year ended June 30, 2007:

As of June 30	2007	2006
Tax at statutory rate (34%)	$(14,765)	(31,394)
Change in valuation allowance	16,199	34,440
State tax benefit, net of federal tax effect	(1,434)	(3,046)
Provision for Income Taxes	$0	0

Item 8:  Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

There are currently no disagreements or changes pending with the Company’s Registered Public Accounting Firm.

Item 8A. Controls and Procedures

As of the end of the period covered by this report, the Company conducted an evaluation, under the supervision and with the participation of the principal executive officer and principal financial officer, of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d015(e) under the Securities Exchange Act of 1934 (the “Exchange Act”)). Based on this evaluation, the principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures are effective to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

There was no change in the Company’s internal control over financial reporting during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 8B:  Other Information

None

PROXY
SCRAP CHINA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Know all men by these presents that the undersigned shareholder of SCRAP CHINA CORPORATION (“Company”) hereby constitutes and appoints Paul Roszel and Richard R. Ivanovick, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to held at the office of Hertzberger, Olsen and Associates located at Corporate Square, Penthouse, 30 Duke St. W., Kitchener, Ontario, Canada, on Friday June 20, 2008, at 10:00 o’clock a.m., EST and at any adjournment thereof.

ELECTION OF DIRECTORS: Three persons are nominated - Paul Roszel, Richard R. Ivanovick and Keith Deck (each shareholder has the right to vote the number of common shares held for each of the three nominees and election of a nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting).

“FOR” all nominees [  ]
Withhold authority to vote for all nominees [  ]
Withhold authority to vote for nominee(s) named below:
Paul Roszel [ ]	Richard R. Ivanovick [ ]	Keith Deck [ ]

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Hansen, Barnett & Maxwell, P.C. as the Company’s public accountants for the coming year.
FOR [ ]	AGAINST [ ]

OTHER BUSINESS:  Such other business as may properly come before the meeting.

AUTHORITY GRANTED [ ]	AUTHORITY WITHHELD [ ]

Please mark, date and sign your name exactly as it appears hereon and return the Proxy as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting in person.  When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title.  If shares are held jointly, each owner must sign.

Number of Common Shares:____________	______________________________
Signature
______________________________
Joint Owner (if any)
Dated:________________, 2008	______________________________
Printed name(s)/Capacity